UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Delaware	1-35526	94-1517641
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

Storgatan 23C, 114 55 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 8 667 17 17

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2019, Neonode Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders. The following matters were considered and voted upon:

1.	Mr. Ulf Rosberg was elected to the Board of Directors of the Company for a three year term as Class II director.

2.	Stockholders indicated their approval on the advisory vote related to named executive officer compensation.

3.	Stockholders ratified the appointment of KMJ Corbin & Company LLC to serve as the Company’s independent auditors for the year ended December 31, 2019.

4.	Stockholders approved the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 10,000,000 shares to 15,000,000 shares.

5.	Stockholders approved the amendment to the Company’s Restated Certificate of Incorporation to enable conversion of Series B Preferred Stock at the Company’s option.

The results of the vote were as follows:

Election of Director	Votes For (total shares)	Withheld (total shares)	Broker Non-Votes (total shares)
Elect Mr. Ulf Rosberg to a three year term to Board of Directors	5,217,232	7,672	1,556,871

Proposal 2	Votes For (total shares)	Votes Against (total shares)	Abstentions (total shares)	Broker Non-Votes (total shares)
Hold an advisory vote on executive compensation (the “Say-on-Pay” vote)	5,208,000	13,505	3,399	1,556,871

Proposal 3	Votes For (total shares)	Votes Against (total shares)	Abstentions (total shares)
Ratification of Appointment of KMJ Corbin and Company	6,615,374	116,810	49,591

Proposal 4	Votes For (total shares)	Votes Against (total shares)	Abstentions (total shares)	Broker Non-Votes (total shares)
Amend the Certificate of Incorporation to increase the number of authorized shares of common stock to 15,000,000	5,226,745	14,341	825	1,539,864

	Votes For (common shares)	Votes Against (common shares)	Abstentions (common shares)	Broker Non-Votes (common shares)
	5,226,703	14,341	825	1,539,864

Proposal 5	Votes For (total shares)	Votes Against (total shares)	Abstentions (total shares)	Broker Non-Votes (total shares)
Amend the Certificate of Incorporation to enable conversion of Series B Preferred Stock	5,209,011	14,839	1,054	1,556,871

	Votes For (preferred shares)	Votes Against (preferred shares)	Abstentions (preferred shares)	Broker Non-Votes (preferred shares)
	42	0	0	0

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE INC.

By:	/s/ Maria Ek
Name:	Maria Ek
Title:	Chief Financial Officer,
Vice President, Finance,
Treasurer and Secretary

Date: June 10, 2019

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